SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               FEBRUARY 23, 1998


                          CALIFORNIA PRO SPORTS, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

DELAWARE                                0-25114                        84-121773
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         identification number)

1221-B SOUTH BATESVILLE ROAD
GREER, SOUTH CAROLINA                                                      29650
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (864) 848-5160
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         California Pro Sports, Inc. (the "Registrant") currently owes USA Skate Corporation (its majority owned subsidiary) approximately $893,000 and plans to satisfy its obligation by issuing California Pro preferred stock to the subsidiary. The Company also plans to sell its licenses and trademarks to USA Skate Corporation at fair market value in exchange for a receivable. The Company has also negotiated with a group of accredited investors, whereby the investors will purchase the existing shares of common stock of USA Skate Corporation that are currently owned by the Registrant in exchange for $1,400,000 in cash. Additionally, the Company plans to issue preferred stock to an unrelated third party in exchange for assumption of certain trade payables and a note payable totaling $581,000. Management believes that these transactions will provide the Company with sufficient working capital to meet its current obligations and allow the Company to pursue possible merger or other transactions and provide the Company with approximately $2,200,000 of net tangible assets which will be sufficient to maintain its continuing Nasdaq SmallCap Market inclusion requirements.

         Separately, The Company is negotiating (through ImaginOn Acquisition Corp., a newly formed, wholly owned subsidiary of the Company) to merge with a privately owned development stage enterprise. Under the proposed merger transaction, there would be an exchange of 100% of the outstanding shares of the privately owned enterprise for an amount equal to 60% of the outstanding post-merger common stock of the Company (without giving effect to the possible exercise of certain currently outstanding options and warrants of the Company).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Included with this report are the following pro forma financial statements:

         (1) The Registrant's unaudited pro forma condensed consolidated balance sheet as of December 31, 1997, giving effect to the transactions (other than the proposed merger) as if they had occurred on December 31, 1997.

(c)      EXHIBITS

         Exhibit
         Number            Description
         -------           -----------
         None

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALIFORNIA PRO SPORTS, INC.

Date: February 24, 1998                By  /s/ Barry S. Hollander
      -----------------                    -----------------------
                                           Chief Financial Officer

                           CALIFORNIA PRO SPORTS, INC.
                                AND SUBSIDIARIES

                               UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET



         California Pro Sports, Inc. (the "Company") has negotiated with a group of accredited investors whereby the investors will purchase existing shares of USA Skate Corporation ("USA Skate") common shares that are currently owned by the Company in exchange for approximately $1,400,000 in cash. The Company currently owes USA Skate approximately $893,000 and plans to satisfy its obligation by issuing California Pro preferred stock to the subsidiary. The
Company also plans to transfer its licenses and trademarks to USA Skate Corporation at fair market value, based on an appraisal (which management believes approximates book value), in exchange for a receivable. Additionally, the Company plans to issue preferred stock to an unrelated third party in exchange for assumption of certain trade payables and a note payable for the Company totaling $581,000. The preferred stock issued will automatically convert to common stock upon approval by the shareholders of the Company to increase the number of authorized common shares that the Company is allowed to issue.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 gives effect to these transactions as if they had occurred on December 31, 1997.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma consolidated balance sheet does not purport to be indicative of the financial position of the company had the sale occurred on December 31, 1997.

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 1997


                                      California Pro
                                     Sports, Inc. and              Pro Forma       Pro Forma
           ASSETS                      Subsidiaries               Adjustments     Consolidated
           ------                    ----------------             -----------     ------------
                                       (unaudited)
Current Assets:
   Cash                                $     16,952 (2)           $  1,397,018    $  1,413,970
   Accounts Receivable                      528,795 (2)               (297,525)        231,270
   Escrow Receivable                        997,127 (2)               (997,127)
   Due to/from affiliated company           400,000 (1,2)             (400,000)
   Prepaid & other                          218,207 (2)               (190,066)         28,141
                                       ------------               ------------    ------------
     Total current assets                 2,161,081                   (487,700)      1,673,381
                                       ------------               ------------    ------------

Notes Receivable                                    (4)                490,909         490,909
Property, plant and equipment, net          153,387                          0         153,387
Licenses and trademarks, net                490,909 (4)               (490,909)
Goodwill and other intangible
   assets, net                              576,616 (2)               (576,616)
                                       ------------               ------------    ------------
   Total assets                        $  3,381,993               $ (1,064,316)   $  2,317,677
                                       ============               ============    ============

Current liabilities:
   Notes payable:
     Convertible promissory notes      $  1,074,900 (2)           $ (1,074,900)   $
     Other                                  726,172 (2,3)             (726,172)
     Officers/shareholders                      100                                        100
   Accounts payable and accrued exp.
     Accounts payable, trade                568,225 (2,3)             (492,830)         75,395
                                       ------------               ------------    ------------
     Total current liabilities            2,369,397                 (2,293,902)         75,495
                                       ------------               ------------    ------------

Deferred income taxes                        60,149 (2)                (60,149)
                                       ------------               ------------
Minority Interest                           380,125 (2)               (380,125)
                                       ------------               ------------

Shareholders' equity                        572,322 (1,2,3)          1,669,860       2,242,182
                                       ------------               ------------    ------------
Total liabilities
   & shareholders' equity              $  3,381,993               $ (1,064,316)   $  2,317,677
                                       ============               ============    ============

See notes to unaudited pro forma condensed consolidated balance sheet.

                  CALIFORNIA PRO SPORTS, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                                  BALANCE SHEET
                                DECEMBER 31, 1997

(1) To record issuance of preferred stock of $893,640 in consideration for forgiveness of debt to former subsidiary.

(2) To record the cash of $1,400,000 received for the sale of 1,842,000 shares of USA Skate Corporation common stock owned by the Company resulting in the elimination of minority interest, goodwill and previously consolidated assets and liabilities related to USA Skate Corporation resulting in a gain of approximately $1,200,000.

(3) To record issuance of preferred stock to an unrelated third party in exchange for assumption of certain trade payables and a note payable for the Company.

(4) To record the transfer of licenses and trademarks to USA Skate Corporation in exchange for a receivable.